Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets
4.	Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill are as follows (in thousands):

	Year Ended December 31,
	2011	2010
Balance, beginning of year	$4,150,247	$4,157,927
Goodwill acquired as part of acquisitions during the year	114,473	45,975
Consideration adjustments and purchase price allocation adjustments for prior year’s acquisitions	125	(3,997)
Goodwill related to the hospital operations reporting unit assigned to the disposal group classified as held for sale in 2011	—	(49,658)

Balance, end of year	$4,264,845	$4,150,247

Goodwill is allocated to each identified reporting unit, which is defined as an operating segment or one level below the operating segment (referred to as a component of the entity). Management has determined that the Company’s operating segments meet the criteria to be classified as reporting units. At December 31, 2011, the hospital operations reporting unit, the home care agency operations reporting unit and the hospital management services reporting unit had approximately $4.2 billion, $40.5 million and $33.3 million, respectively, of goodwill. At December 31, 2010, the hospital operations reporting unit, the home care agency operations reporting unit and the hospital management services reporting unit had approximately $4.1 billion, $35.9 million and $33.3 million, respectively, of goodwill.

Goodwill is evaluated for impairment at the same time every year and when an event occurs or circumstances change that, more likely than not, reduce the fair value of the reporting unit below its carrying value. There is a two-step method for determining goodwill impairment. Step one is to compare the fair value of the reporting unit with the unit’s carrying amount, including goodwill. If this test indicates the fair value is less than the carrying value, then step two is required to compare the implied fair value of the reporting unit’s goodwill with the carrying value of the reporting unit’s goodwill. The Company has selected September 30 as its annual testing date. The Company performed its last annual goodwill evaluation as of September 30, 2011, which evaluation took place during the fourth quarter of 2011. No impairment was indicated by this evaluation.

The Company estimates the fair value of the related reporting units using both a discounted cash flow model as well as an EBITDA multiple model. The cash flow forecasts are adjusted by an appropriate discount rate based on the Company’s estimate of a market participant’s weighted-average cost of capital. These models are both based on the Company’s best estimate of future revenues and operating costs and are reconciled to the Company’s consolidated market capitalization, with consideration of the amount a potential acquirer would be required to pay, in the form of a control premium, in order to gain sufficient ownership to set policies, direct operations and control management decisions.

Approximately $3.8 million of intangible assets other than goodwill were acquired during the year ended December 31, 2011. The gross carrying amount of the Company’s other intangible assets subject to amortization was $60.0 million and $60.5 million at December 31, 2011 and 2010, respectively, and the net carrying amount was $30.6 million and $36.1 million at December 31, 2011 and 2010, respectively. The carrying amount of the Company’s other intangible assets not subject to amortization was $46.9 million and $44.4 million at December 31, 2011 and 2010. Other intangible assets are included in other assets, net on the Company’s consolidated balance sheets. Substantially all of the Company’s intangible assets are contract-based intangible assets related to operating licenses, management contracts, or non-compete agreements entered into in connection with prior acquisitions.

The weighted-average amortization period for the intangible assets subject to amortization is approximately nine years. There are no expected residual values related to these intangible assets. Amortization expense on these intangible assets was $8.1 million, $12.2 million and $13.0 million during the years ended December 31, 2011, 2010 and 2009, respectively. Amortization expense on intangible assets is estimated to be $7.4 million in 2012, $4.7 million in 2013, $2.9 million in 2014, $2.5 million in 2015, $2.3 million in 2016 and $10.8 million thereafter.

The gross carrying amount of capitalized software for internal use was approximately $451.0 million and $356.5 million at December 31, 2011 and 2010, respectively, and the net carrying amount considering accumulated amortization was approximately $241.3 million and $209.4 million at December 31, 2011 and 2010, respectively. The estimated amortization period for capitalized internal-use software is generally three years, except for capitalized costs related to significant system conversions, which is generally eight years. There is no expected residual value for capitalized internal-use software. At December 31, 2011, there was approximately $109.3 million of capitalized costs for internal-use software that will begin amortization once the software project is complete and ready for its intended use. Amortization expense for capitalized internal-use software was $70.5 million, $48.2 million and $32.5 million during the years ended December 31, 2011, 2010 and 2009, respectively. Amortization expense for capitalized internal-use software is estimated to be $81.0 million in 2012, $70.8 million in 2013, $35.1 million in 2014, $17.3 million in 2015, $15.4 million in 2016 and $21.7 million thereafter.